Exhibit 10.9

TRADEMARK ASSIGNMENT

THIS TRADEMARK ASSIGNMENT is made as of October 17, 2022 by CleanCore Technologies, LLC, a Delaware corporation (“Assignor”), to CC Acquisition Corp., a Nevada corporation (“Assignee”).

WHEREAS, Assignor owns all right, title, and interest in and to following marks which are registered in the United States Patent and Trademark Office:

Mark	Registration No.	Registration Date
CLEANCORE	5559861	11-Sep-2018
CLEAN CORE	5584320	16-0ct-2018
CLEANCORE	TMA1090987	06-Jan-2021
C CLEAN CORE	TMA1090991	06-Jan-2021

(the “Marks”).

WHEREAS, Assignee wishes to acquire said Marks and the registration thereof;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign to Assignee all right, title and interest in and to the Marks, together with the goodwill associated with the Marks, and the above identified registrations thereof. Assignor hereby authorizes Assignee to file all necessary documentation with the United States Patent and Trademark Office to evidence such assignment.

CleanCore Technologies, LLC

By: Center Ride Holdings, LLC

By:	/s/ Lisa Roskens
Name:	Lisa Roskens
Title:	President